Exhibit 99.2

Quarter Ended March 31, 2012 Earnings Conference Call May 10, 2012

Cautionary Statement 2 Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation's (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to, the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate; (ii) adverse economic conditions could cause the write down of long-lived assets or goodwill; (iii) an increase in the cost or a decrease in the availability of our principal raw materials; (iv) changes in the competitive environment; (v) uncertainty of the timing of customer product qualifications in heavily regulated industries; (vi) economic, political, or regulatory changes in the countries in which we operate; (vii) difficulties, delays or unexpected costs in completing the restructuring plan; (viii) equity method investments expose us to a variety of risks; (ix) acquisitions and other strategic transactions expose us to a variety of risks; (x) inability to attract, train and retain effective employees and management; (xi) inability to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xii) exposure to claims alleging product defects; (xiii) the impact of laws and regulations that apply to our business, including those relating to environmental matters; (xiv) subject to international laws relating to trade, export controls and foreign corrupt practices; (xv) volatility of financial and credit markets affecting our access to capital; (xvi) needing to reduce the total costs of our products to remain competitive; (xvii) potential limitation on the use of net operating losses to offset possible future taxable income; (xviii) restrictions in our debt agreements that limit our flexibility in operating our business; and (xix) additional exercise of the warrant by K Equity which could potentially result in the existence of a significant stockholder who could seek to influence our corporate decisions. 2

3 Income Statement Highlights- U.S. GAAP 3 (Amounts in thousands, except percentages and per share data) For the Quarters Ended FY 2012 Mar-12 Dec-11 Mar-11 Net sales 984,833 $ 210,668 $ 218,795 $ 261,452 $ Gross margin 209,163 $ 27,126 $ 40,490 $ 62,494 $ Gross margin as a percentage of net sales 21.2% 12.9% 18.5% 23.9% Selling, general and administrative expense 111,564 $ 28,196 $ 24,737 $ 27,940 $ SG&A as a percentage of net sales 11.3% 13.4% 11.3% 10.7% Operating income (loss) 37,801 $ (9,992) $ (17,962) $ 25,773 $ Net income (loss) 6,692 $ (11,704) $ (27,771) $ 21,065 $ EPS basic 0.15 $ (0.26) $ (0.62) $ 0.57 $ EPS diluted 0.13 $ (0.26) $ (0.62) $ 0.40 $ Weighted-average shares outstanding: Basic 43,285 44,662 44,644 37,127 Diluted 52,320 44,662 44,644 52,293 FY = Fiscal Year

4 Adjusted Net Income (Loss) and Adjusted EBITDA (Non-GAAP) 4 (Amounts in thousands, except per share data) For the Quarters Ended FY 2012 Mar-12 Dec-11 Mar-11 Net income (loss) 6,692 $ (11,704) $ (27,771) $ 21,065 $ Adjustments: ERP integration costs 7,707 2,772 1,812 658 Plant start-up costs 3,574 2,190 666 - Share-based compensation expense (recovery) 3,075 1,697 (797) 872 Restructuring charges 14,254 876 10,748 1,974 Acquisition related fees 1,476 866 - - Amortization included in interest expense 3,599 696 847 966 Net foreign exchange (gain) loss 919 (652) 303 (3,266) Net loss on disposals of assets 318 226 9 145 Write down of long-lived assets 15,786 - 15,786 - Registration related fees 281 - - 581 Inventory write-downs - - - 2,991 Tax impact of adjustments and foreign tax law changes (3,203) (3,991) 398 (428) Adjusted net income (loss) 54,478 $ (7,024) $ 2,001 $ 25,558 $ Adjusted EPS - basic 1.26 $ (0.16) $ 0.04 $ 0.69 $ Adjusted EPS - diluted 1.04 $ (0.16) $ 0.04 $ 0.49 $ Adjusted EBITDA 128,350 $ 9,676 $ 20,222 $ 44,402 $ Weighted-average shares outstanding: Basic 43,285 44,662 44,644 37,127 Diluted 52,320 44,662 52,209 52,293 FY = Fiscal Year

5 Adjusted Gross Margin (Non-GAAP) 5 (Amounts in thousands, except percentages) For the Quarters Ended Mar-12 Dec-11 Mar-11 Net sales 210,668 $ 218,795 $ 261,452 $ Gross margin 27,126 $ 40,490 $ 62,494 $ Adjustments: Plant start-up costs 2,190 666 - Stock-based compensation expense (recovery) 458 (114) 90 Inventory write-downs - - 2,991 Adjusted gross margin 29,774 $ 41,042 $ 65,575 $ Adjusted gross margin % 14.1% 18.8% 25.1%

6 Adjusted Selling, General and Administrative Expenses (Non-GAAP) 6 (Amounts in thousands, except percentages) For the Quarters Ended Mar-12 Dec-11 Mar-11 Net sales 210,668 $ 218,795 $ 261,452 $ Selling, general and administrative expenses 28,196 $ 24,737 $ 27,940 $ Adjustments: ERP integration costs 2,772 1,812 658 Stock-based compensation expense (recovery) 1,239 (683) 782 Acquisition related fees 866 - - Registration related fees - - 581 Adjusted selling, general and administrative expenses 23,319 $ 23,608 $ 25,919 $ Adjusted selling, general and administrative expenses % 11.1% 10.8% 9.9%

7 Adjusted Operating Income (Non-GAAP) 7 (Amounts in thousands) For the Quarters Ended Mar-12 Dec-11 Mar-11 Operating income (loss) (9,992) $ (17,962) $ 25,773 $ Adjustments: ERP integration costs 2,772 1,812 658 Plant start-up costs 2,190 666 - Stock-based compensation expense (recovery) 1,697 (797) 872 Restructuring charges 876 10,748 1,974 Acquisition related fees 866 - - Net loss on disposals of assets 226 9 145 Write down of long-lived assets - 15,786 - Inventory write-downs - - 2,991 Registration related fees - - 581 Adjusted operating income (loss) (1,365) $ 10,262 $ 32,994 $

Consolidated Operating Results 8 8 $243.8 $248.6 $264.7 $261.5 $289.9 $265.5 $218.8 $210.7 $0.48 $0.62 $0.64 $0.49 $0.71 $0.43 $0.04 $(0.16) ($0.30) ($0.20) ($0.10) $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0 $50 $100 $150 $200 $250 $300 Q1 FY11 Q2 FY11 Q3 FY11 Q4 FY11 Q1FY12 Q2FY12 Q3FY12 Q4FY12 Adjusted EPS - Diluted Revenue Revenue (in millions) Adjusted EPS - Diluted

Balance Sheet Highlights Includes only Accounts receivable, net; Inventories, net; and Accounts payable Calculated by annualizing the current quarter’s Net sales and Cost of sales 9 ($ in millions) Mar-FY12 Dec-FY12 FX Impact Cash and cash equivalents 210.5 $ 136.0 $ 0.3 $ Capital expenditures 17.5 $ 11.7 $ Short-term debt 2.0 $ 1.2 $ Long-term debt 341.8 232.5 Debt premium (discount) 3.5 (2.6) Total debt 347.3 $ 231.1 $ (0.1) $ Equity 359.0 $ 365.2 $ (5.4) $ Net working capital (1) 242.8 $ 243.5 $ 2.0 $ Days in receivables (2) 45 43 Days in payables (2) 37 37

Adjusted Net Income (Loss) Reconciliation to Net Income (Loss) 10 10 (Amounts in thousands, except per share data) Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 GAAP Net income (loss) 31,849 $ 14,318 $ (27,771) $ (11,704) $ Net income (loss) per share (basic) 0.81 $ 0.32 $ (0.62) $ (0.26) $ Net income (loss) per share (diluted) 0.61 $ 0.27 $ (0.62) $ (0.26) $ Excluding the following items (Non-GAAP) Net income (loss) 31,849 $ 14,318 $ (27,771) $ (11,704) $ Adjustments: ERP integration costs 1,205 1,918 1,812 2,772 Plant start-up costs - 718 666 2,190 Stock-based compensation expense (recovery) 1,191 984 (797) 1,697 Restructuring charges 1,025 1,605 10,748 876 Acquisition related fees 610 - - 866 Amortization included in interest expense 1,044 1,012 847 696 Net foreign exchange (gain) loss (123) 1,391 303 (652) (Gain) loss on sales and disposals of assets 123 (40) 9 226 Write down of long-lived assets - - 15,786 - Registration related fees 204 77 - - Tax impact of adjustments and foreign tax law changes (159) 406 398 (3,991) Adjusted net income (loss) (excluding adjustments) 36,969 $ 22,389 $ 2,001 $ (7,024) $ Adjusted net income (loss) per basic share (excluding adjustments) 0.94 $ 0.50 $ 0.04 $ (0.16) $ Adjusted net income (loss) per diluted share (excluding adjustments) 0.71 $ 0.43 $ 0.04 $ (0.16) $

Adjusted Net Income Reconciliation to Net Income (Loss) 11 11 (Amounts in thousands, except per share data) Q1 FY11 Q2 FY11 Q3 FY11 Q4 FY11 GAAP Net income (loss) (20,099) $ 34,911 $ 27,167 $ 21,065 $ Net income (loss) per share (basic) (0.74) $ 1.29 $ 0.96 $ 0.57 $ Net income (loss) per share (diluted) (0.74) $ 0.68 $ 0.52 $ 0.40 $ Excluding the following items (Non-GAAP) Net income (loss) (20,099) $ 34,911 $ 27,167 $ 21,065 $ Adjustments: Net foreign exchange (gain) loss 1,272 (2,679) 1,785 (3,266) Inventory write-downs - - - 2,991 Restructuring charges 1,792 2,303 1,102 1,974 Amortization included in interest expense 1,924 830 1,210 966 Stock-based compensation expense 149 333 429 872 ERP integration costs 280 375 602 658 Registration related fees - - 950 581 (Gain) loss on sales and disposals of assets 335 (1,770) 29 145 Loss on early extinguishment of debt 38,248 - - - Gain on licensing of patents - (2,000) - - Income tax effect of non-GAAP adjustments (268) (364) (196) (428) Adjusted net income (excluding adjustments) 23,633 $ 31,939 $ 33,078 $ 25,558 $ Adjusted net income per basic share (excluding adjustments) 0.87 $ 1.18 $ 1.17 $ 0.69 $ Adjusted net income per diluted share (excluding adjustments) 0.48 $ 0.62 $ 0.64 $ 0.49 $

Adjusted EBITDA Reconciliation to Net Income (loss) 12 12 (Amounts in thousands) FY 12 Q4 FY12 Q3 FY12 Q4 FY11 Net income (loss) $ 6,692 $ (11,704) $ (27,771) 21,065 $ Income tax expense (benefit) 1,752 (4,145) 2,119 211 Interest expense, net 28,392 6,810 6,974 7,542 Depreciation and amortization expense 44,124 10,740 10,373 11,629 EBITDA 80,960 1,701 (8,305) 40,447 Adjustments: ERP integration costs 7,707 2,772 1,812 658 Plant start-up costs 3,574 2,190 666 - Stock-based compensation expense (recovery) 3,075 1,697 (797) 872 Restructuring charges 14,254 876 10,748 1,974 Acquisition related fees 1,476 866 - - Net foreign exchange (gain) loss 919 (652) 303 (3,266) Net loss on disposals of assets 318 226 9 145 Write down of long-lived assets 15,786 - 15,786 - Registration related fees 281 - - 581 Inventory write-downs - - - 2,991 Adjusted EBITDA $ 128,350 $ 9,676 $ 20,222 $ 41,411 FY = Fiscal Year

Non-GAAP Financial Measures 13 Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors. Adjusted gross margin Adjusted gross margin represents net sales less cost of sales excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted gross margin to facilitate our analysis and understanding of our business operations and believes that Adjusted gross margin is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted gross margin should not be considered as an alternative to gross margin or any other performance measure derived in accordance with GAAP. Adjusted operating income Adjusted operating income represents operating income (loss), excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted operating income to facilitate our analysis and understanding of our business operations and believes that Adjusted operating income is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted operating income should not be considered as an alternative to operating income or any other performance measure derived in accordance with GAAP. 13

Non-GAAP Financial Measures Continued 14 Adjusted net income (loss) and Adjusted EPS Adjusted net income and Adjusted EPS represent net income (loss) and EPS, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted net income and Adjusted EPS to evaluate the Company's operating performance and believes that Adjusted net income and Adjusted EPS are useful to investors because they provide a supplemental way to possibly better understand the underlying operating performance of the Company. Adjusted net income and Adjusted EPS should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP. Adjusted EBITDA Adjusted EBITDA represents net income (loss) before income tax expense (benefit), interest expense, net, and depreciation and amortization expense, adjusted to exclude the following: ERP integration costs, plant start-up costs, stock-based compensation expense/recovery, restructuring charges, acquisition related fees, net foreign exchange (gain) loss, net loss on disposals of assets, write down of long-lived assets, inventory write-downs and registration related fees. We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. The other items excluded from Adjusted EBITDA are excluded in order to better reflect our continuing operations. In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these types of adjustments. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity. 14

Non-GAAP Financial Measures Continued 15 Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments; it does not reflect changes in, or cash requirements for, our working capital needs; it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt; although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements; it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; it does not reflect the impact of earnings or charges resulting from matters we consider not be indicative of our ongoing operations; it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations. You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally. 15